EXHIBIT 99.1
IN THE UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

In re:	)	Case No. 05-12801 RGM
	)	Jointly Administered
XYBERNAUT CORPORATION, et al.,	)
	)	Chapter 11
Debtors.	)
)

MONTHLY OPERATING REPORT		Calendar Month 01/01/06 to 01/31/06
FINANCIAL BACKGROUND INFORMATION
     1. ACCOUNTING BASIS: Cash ☐      Accrual       ☑
     2. PREPARER: State the names address, telephone number and position of the person(s) who actually compiled the information contained in this report.
     Nancy Hogan, Xybernaut Corp. 5175 Parkstone Drive, Suite 130, Chantilly, VA 20151
     3. NUMBER OF EMPLOYEES paid during this period: 18
     4. Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS since the last reporting period? Yes ☐  No ☑. If yes, explain below:
     5. Are all BUSINESS LICENSES current? Yes ☑  No ☐  Not Applicable ☐
     6. PRE-PETITION ACCOUNTS RECEIVABLE:

Beginning Balance	$12,4986.12

Collected this Period	$30,307.81	*

Ending Balance	$94,678.31

          *Write off of amounts deemed uncollectible
     7. POST -PETITION ACCOUNTS RECEIVABLE:
          0-30 Days: $32,187.96      31-60 Days: $34,434.48       Over 60 Days: $80,191.82
     If there are any post-petition Accounts Receivable over 60 days provide Schedule AR giving a listing of such accounts and explain the delinquencies.

Beijing Novog	5,779.90	Contacting client for payment
Caterpillar	875.31	unpaid balance in 70,023.44 pd 69,148.13 checking with client
CSX	11,815.00	resubmitted invoices — CSX sent payment on 2/10/06
Edison Material	120.00	inv for $5242 pd $5122, balance shipping — contacting client
FEMA	400.00	government prompt payment discount
GSA	99.93	payment discount write off
Norwegian	45.75	bank fee — applied to wire payment

Software Plus	4,982.20	payment received 2/14/06
Super Sonic	20.00	bank fee — write off in Jan
Venetian Casino	445.00	requesting payment
Walt Disney	700.00	unpaid balance inv $136,228.71 pd 135,528.71 contacting client /balance
Xperience	50,438.73	Negotiated terms with client
Zygo Industries	4,470.00	payment received — 2/6/06
     8. POST —PETITION ACCOUNTS PAYABLE:
          0-30 Days: $101,679.98 31-60 Days: $36,246.69 Over 60 Days: $22,677
     If there are any post-petition Accounts Payable over 30 days, provide Schedule AP giving a listing of such accounts and explain the delinquencies.

Dilenschneider Group	8,576.43	Insufficient funds
Donlin Recano & Co.	5,000.00	Insufficient funds
DT Research	7,794.40	payment sent 2/10/06
Eiwa Patent	1,860.14	foreign account received invoice late
Frane Consulting	13,850.72	partial paymnt $7036.84 2/6 balance pending
Hyatt Plaza	10,000.00	negotiated rent payment — to be removed
James Ralabate	7,097.00	Disputed
Phillips Ormonde	165.00	to be paid by 2/17
xperience	4,000.00	Offset to accounts receivable
You Me Patent	580.00	foreign account received invoice late
a.	TAXES. Are all taxes being paid to the proper taxing authorities when due? Yes ☐ No ☑. On the attached IRS Form 6123 report all tax deposits made with any financial institution for federal employment taxes. Be sure the form is complete and signed by an authorized employee of the receiving institution or taxing authority. Attach to this report a completed Form 6123 for each deposit made during the reporting period. Also attach copies of the monthly sales tax report, payroll tax report and unemployment tax report with evidence of payment of both federal and state taxes.
NOTE: Due to the resignation of Grant Thornton, the Xybernaut Corporation’s auditors and federal/state tax preparers along with the accounting staff and company CFO the year end tax returns have been delayed. Xybernaut will be submitting the required returns in a timely manner. No or little tax liability is expected due to the large NOL carry forward.
     9. ESCROW ACCOUNTS. Are you utilizing your tax account only for deposit and payment of payroll and sales taxes? Yes ☑ No ☐ If no, explain:
     10. Are all BOOKS AND RECORDS of the debtor(s) being maintained monthly and are all current? Yes ☑ No ☐  Explain:
NOTE: The accounting staff of XC had left the company by April 2005 at which time no monthly close for 2005 had been performed and in July 2005 the CFO resigned, all books and records are being maintained however there maybe updates / corrections over the next couple of months.
     11. INSURANCE EXPIRATION STATEMENT. Policy expiration dates are:

Auto & Truck	73256759	03/31/05	03/31/06

Liability	392595	03/31/05	03/31/06

Workers Comp.	1714215	03/31/05	03/31/06

Errors & Omissions	35392595	03/31/05	03/31/06

D&O	ELU08861005	04/14/05	04/14/06

D&O	35529D0205	04/14/05	04/14/06

D&O	35389095BAL	03/31/05	03/31/06
     13. ACTIONS OF DEBTOR. During the last month, did the debtor:
(A) Fail to defend or not oppose any action seeking to dispossess the debtor from control or custody of any asset of the estate? Yes ☐ No ☑ Explain:
(B) Maintain such stock inventory, raw materials, insurance, employees and other resources as are necessary to preserve and maintain the going concern value of the assets of the debtor? Yes ☑ No ☐ Explain:
     14. TRANSFER OR SALE OF PROPERTY. Did the debtor or any person with control over any of the debtor’s assets transfer, convey or abandon any of the debtor’s assets to another party during the period of this report other than as set forth herein (including sales by creditors)? Yes. ☐ No ☑ Explain
     15. PAYMENT TO SECURED CREDITORS during reporting period: (Attach additional sheets if necessary) N/A

Creditor	Frequency of	Amount	Next	Post-Petition
	Payments per	of Each	Payment	Pmts. No Made
	Contract (mo. Qtr)	Payments	Due	No. / Amt.
     16. PAYMENTS TO PROFESSIONALS (Attorneys, Accountants, Real Estate Agents, Auctioneers, Appraisers, etc., during reporting period: (Attach additional sheets, if necessary): NONE

Professional	Service	Amount
     17. QUARTERLY U.S. TRUSTEE FEES paid during reporting period:
          $  0
     18. VERIFICATION: I declare under penalty of perjury that the information contained in this monthly operating report (including attached schedules) is true and correct to the best of my knowledge, information and belief.

Dated: February 20, 2006	DEBTOR-IN-POSSESSION

Signature: /s/ Perry L. Nolen	Xybernaurt Corporation
Name/Title: Perry L. Nolen, CEO/President	5175 Parkston Drive, Suite 130
Address: 4203 Milton Street	Chantilly, VA 20151
Houston, TX 77005	703-480-0480

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION
IN THE UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

In re:	)	Case No. 05-12801 RGM
	)	Jointly Administered
XYBERNAUT CORPORATION, et al.,	)
	)	Chapter 11
Debtors.	)
)
Cash Disbursements Summary Report
Calendar Month Ending 01/31/06

Total Disbursements from Operating Account	(See Note 1)	244,197.41

Total Disbursements from Payroll Account	(See Note 2)	158,215.5

Total Disbursements from Tax Escrow Account	(See Note 3)	0

Total Disbursements from any other Account	(See Note 4)	0

Grand Total Disbursements from all Accounts			402,412.91	(1)

(1) Xybernaut has only 1 bank account for Operations and Payroll — amounts listed separately for information purposes only.
Note 1 — Include in this amount all checks written, wire transfers made from, or any other withdrawal from the general operating account. Exclude only transfers to the debtor-in-possession payroll account, the debtor-in-possession account tax escrow account or other debtor in possession account where the disbursements will be listed on this report.
Note 2 — Include in this amount all checks written, wire transfers made from, or any other withdrawal from the payroll account. Exclude only transfers to the debtor-in-possession operating account, the debtor- in-possession tax escrow account or other debtor-in-possession account where the disbursements will be listed on this report.
Note 3 — Include in this amount all checks written, wire transfers made from, or any other withdrawal from the tax escrow account. Exclude only, transfers to the debtor-in-possession operating account, the debtor-in-possession payroll account or other debtor-in-possession account where the disbursements will be listed on this report.
Note 4 — Include in this amount any other disbursements made by the debtor including (but not limited to) cash paid from a petty cash fund or cash register, amounts paid from any other debtor-in-possession account, and amounts paid from the accounts of others on the debtors behalf (for example disbursements made from a law firm’s escrow account as a result of a sale of property.)

In re: Xybernaut Corporation, et al.	Case Number: 05-12801 Jointly Administered
Xybernaut Corporation Balance Statement — January 31, 2006

Xybernaut Corporation
Balance Sheet

XYBERNAUT CORPORATION	2006
	January 31
ASSETS

Current assets:
Cash In Banks	(71,415)
Petty Cash	300
Restricted Cash	—
Pre Petiton Accounts receivable	94,678
Post Petiton Accounts receivable	146,815
Less AR — Other, Reserve, Contra	(498,063)
Inventory	2,009,118
Prepaid and other current assets	740,595
DTDF — Japan	680,099
DTDF — GmbH	12,533,177
DTDF — Gmbh R&D	4,820,238
DTDF — China	286,197
DTDF — XSI	(1,085,757)
DTDF — Korea	293,924
DTDF — RESERVE	(18,000,000)

Total current assets		1,949,907

Fixed assets:
Property and equipment	2149704
Less: accumulated depreciation	-2009591

Total fixed assets		140,113

Other assets:
Investment in subsidiaries	605,584
Patents, net	679,778
Trademarks, net	23,103
Tooling, net		—
Other	213,350

Total other assets		1,521,816

TOTAL ASSETS		3,611,836

Case Number 05-12801 (Jointly Administered) Period Ending January 2006 Balance Statement Page 2

LIABILITIES AND EQUITY

Post-Petition Liabilities
Accounts Payable	161,692
Accrued DIP Loan Payable	297,246
Accrued restructuring costs
Deferred Product and Warranty Revenue	170,490
Accrued Professional fees	1,603,365
Accrued Purchases	82,858
Salaries/Commissions Payable	155,959

Total Post Petition Liabilities	2,471,610

Pre-Petition Liabilities
Priority Claims	105,810
Secured Debts	—
Unsecured Debt	1,602,425
Accrued expenses	324,020

Total Pre Petition Liabilities	2,032,255

Total liabilities		4,503,865

Stockholders’ equity:
Common stock	1,946,209
Additional paid-in capital	183,745,591
Cumulative translation adjustment	38,695
Accumulated other comprehensive income (XSI)	37,130
Retained earnings, beginning	(171,411,927)
Current Retained Earnings — Pre Petition	(10,953,998)
Current Retained Earnings — Post Petition	(4,293,729)

Total stockholders’ equity		(892,029)

TOTAL LIABILITIES AND EQUITY		3,611,836

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

In re:	)	Case No. 05-12801 RGM
	)	Jointly Administered
XYBERNAUT CORPORATION, et al.,	)
	)	Chapter 11
Debtors.	)
MONTHLY OPERATING REPORT
INCOME STATEMENT
(Business Debtor, Accrual Basis)
Calendar Month January 1, 2006 to January 31, 2006
(All figures refer to post-petition transactions)
Case Number 05-12801 (Jointly Administered) Period Ending: January 2006 Income Statement Page 1

	Xybernaut Corporation
	Results of Operations
	Janaury	Year End
	2006	2005
Revenue:

Sales/Income	38,864	954,745	*

Cost of Sales
Beginning Inventory	2,551,215	3,274,531
Purchase of Inventory / transfers	26,749	(21,526)
Less ending Inventory	(2,549,363)	(2,551,215	)*
Direct Labor (Gross Salaries)
Purchased Goods and Services	3,008	144,274

Total Cost of Sales	31,608	846,065

Gross profit	7,256	108,680

Operating Expenses

Officer’s Salaries (Gross)	51,667	206,045
Other Employee Salaries (Gross)	130,921	443,052	*
Taxes (Payroll: Employer’s Share)		22,946
Employee Benefits (Insurance, Pension Plan, etc.)	32,883	63,276
Advertising		—
Bad Debts		8,411	*
Depreciation & Amortization	45,063	283,498
Corporate Meetings / entertainment	2,841	1,106
Insurance (Real Estate)		—
Insurance (Other)	29,129	328,506
Interest (Mortgage, Loans, etc.)	4,846	—
Leases (other that Rent)		—
Outside Services & Contractors	382,716	1,507,760
Professional Fees (Attorney, Accountant )	43,987	385,138

Case Number 05-12801 (Jointly Administered) Period Ending January 2006 Income Statement Page 2

Rent and leases	18,043	98,505
Repairs and maintenance	123	3,674
Supplies, dues & subscriptions	2,142	—
Taxes (Real Property)		90
Taxes (Other)		6,945 *
Telephone	3,431	24,451
Travel	18,786	109,513
Utilities		—
U.S. Trustee quarterly fee	3,750	5,000

Other Operating Expenses

Internet / Website	1,861	35,172
Office expense	2,410	29,900
Postage		410
Printing	706	8,314
Public company expense	17,823	8,810
Equipment	3,647	50
Courier/overnight	981	12,391
Customer support	1,000	3,440
Penalties (1)		3,928
Office Move	10,641

Total Operating Expenses	809,397	3,600,328

Profit/Loss from operations	(802,141)	(3,491,648)

Interest income		60

Net Income (Loss)	(802,141)	(3,491,588)

*2005 results reflect the following year end adjustments:
Sales/Income reduced $21,953
Expense adjustments: reduction Employee Salaries (commission) $50,000
Expense adjustments: increase Bad Debts $8411 and Taxes (other) $1044
Net effect to bottom line is an increase $18,592
Inventory Balance — corrected formula error with no effect to income or expenses

NOTE:	Accrual basis reporters must attach Cash Reconciliation Reports or a standard Statement of Sources and Uses of Case to this Report.

In re: Xybernaut Corporation, et al.	Case Number: 05-12801 Jointly Administered
Cash Reconciliation Report

	Xybernaut
	Corporation	Accrual Basis
	Calendar Month Ending	January 31, 2006

		Operating/
		Payroll Acct	Totals

(A)	Beginning Cash Balance (A)		155,564
(B)	Net Income		(802,141)
(C)	Non Cash Expenses
	Amortization
	Depreciation		14,543

(C)	Total		14,543

(D)	Cash from Operations (B+C)		(787,598)

	Other Sources (Uses of Cash)

	Decrease (Incr) — Accounts Receivable	13,635
	Decrease (Incr) — Inventory	1,852
	Decrease (Incr) — equipment — computers — Fixed Assets	(11,360)
	Decrease (Incr) — DTDF (Intercompany)	129,367
	Decrease (Incr) — Prepaid Other Current Assets	38,482
	Decrease (Incr) — Other Assets (PATENTS) net	19,932
	Decrease (Incr) — Other Assets (Trademarks) net	2,181
	Decrease (Incr) — Other Assets	(74,834)
	Increase (Decr) — Accounts Payable	33,410
	Increase (Decr) — Accrued Expenses	—
	Increase (Decr) — Purchase Accrual	(395)
	Increase (Decr) — Accrued P./R Taxes	—
	Increase (Decr) — Accrued Prof Fees	388,019
	Increase (Decr) — Accrued DIP Loan	—
	Increase (Decr) — Accrued Rent	—
	Increase (Decr) — Accrued Salaries	20,331
	Increase (Decr) — Accrued Sales Taxes	—
	Increase (Decr) — Deferred Restruturing Cost	—
	Increase (Decr) — Deferred product & warranty revenue

(E)	Total Other Sources (uses) of Cash		560,619

(F)	Ending Cash Balance (F = A+D+E)		(71,415)

(G)	Balance per Bank Statement		30,410
(H)	Less Outstanding Checks		101,825
(I)	Add Deposits in Transit

(J)	Reconciled Bank Balance [J=(G-H)+I]		(71,415)

In re: Xybernaut Corporation, et al.	Case Number: 05-12801 Jointly Administered
CASH RECONCILIATION REPORT
Payroll and Tax Accounts
(Business Debtor, Accrual Basis)
Calendar Month ending: January 2006
(All figures refer to post-petition transactions)

Amounts shown represent payroll activity
for the month of January that occurred in	Payroll	Tax
the combined Operating/Payroll acct.	Account	Account

(A) Beginning Cash Balance (A)

Cash Receipts:

Transfers from Operating Account	$118,391.72

Transfers from Payroll Account

Other -

(B) Total Cash Receipts (B)

(C) Cash Available (C= A+B)

Cash Disbursements:

Gross Payroll for this period $149,496.78

Employee Benefits paid	$5,541.64

Net Payroll Paid	$98,376.84

Transfers to Tax Account

Taxes deposited or paid during period

Employee’s share of FICA Tax	10,872.42

Employer’s share of FICA Tax	10,872.41

Employee’s Federal Income Tax	21,048.24

Employee’s State Income Tax	6,231.73

Unemployment Tax	6,730.20

Unrecorded Bank Service Charges	0

Other:

(D) Total Disbursements (D)	$118,391.72

(E) Ending Cash Balance (E= C-D)

(F) Balance per Bank Statement (F)

(G) Less Outstanding Checks (G)

(H) Add Deposits in Transit

(I) Reconciled Bank Balance {I = (F-G) +H]

               Ending Cash Balance (E) and Reconciled Bank Balance (I) should equal